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Exhibit 10.1

AHCA CONTRACT NO. FA971
AMENDMENT NO. 9
THIS CONTRACT, entered into between the State of Florida, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and WELLCARE OF FLORIDA, INC., D/B/A STAYWELL HEALTH PLAN OF FLORIDA, hereinafter referred to as the "Vendor" or “Health Plan,” is hereby amended as follows:

1.	Standard Contract, Section I., Item C., Audit and Records, is hereby amended to include sub-item 6., as follows:

6.	To comply with public record laws as outlined in Section 119.0701, Florida Statutes.

2.	Standard Contract, Section I., Item M., Requirements of Section 287.058, Florida Statutes, sub-item 4., the second sentence is hereby revised to now read as follows:
This Contract shall begin September 1, 2012 and end January 31, 2015, inclusive.

3.	Attachment I, Scope of Services, Capitated Health Plan Section E., Method of Payment, Item 1., General, is hereby amended to include sub-item c. as follows:

c.
The Health Plan shall not accept any payment for services rendered after July 31, 2014. Any payments due under the terms of this Contract may be withheld until the Agency receives from the Health Plan all written and properly executed documents as required by the written instructions of the Agency.

4.
Effective September 1, 2013, Attachment I, Scope of Services, Capitated Health Plans, Exhibit 2-R, Medicaid Reform HMO Capitation Rates, Effective September 1, 2013 – August 31, 2014, is hereby deleted in its entirety and replaced with Exhibit 2-R, Medicaid Reform HMO Capitation Rates, Effective September 1, 2013 – August 31, 2014, (90113) attached hereto and made a part of this Cotnract.

5.	Attachment II, Core Contract Provisions, Section XVI, Terms and Conditions, Q. Termination Procedures, is hereby revised to include Item 3. As follows:

3.	Upon termination or expiration of this Contract, in addition to any other Contract Provisions which extend beyond the termination date, the following provisions of this Contract shall survive:

Contract Attachment	Contract Attachment Section Cite	Contract Cite Scope	Cite End Date of Requirement or Date of Submission of Last Report
II	II.D.13.	Ad Hoc Reporting (relative to Provisions under the Contract)	8/31/15
II	II.D.14.	Enhanced Benefits Program Data Reporting (Reform Only)	10/10/14
II	II.D.20.a. and b.	Medical Loss Ratio Reporting (Reform Capitated Plans Only)	Annual – 1/30/15 Quarterly – 4/30/15

AHCA Contract No. FA971, Amendment No. 9, Page 1 of 7

Contract Attachment	Contract Attachment Section Cite	Contract Cite Scope	Cite End Date of Requirement or Date of Submission of Last Report
II	II.D.23.	SMMC Transition	12/31/14
II	III.B.3.	Unborn Activations	10/31/14
II	IV.A.17.g.	Medicaid Redetermination Notice Summary Reporting (Health Plan Participating in Medicaid Redetermination Notices Pursuant to Contract Attachment I)	11/14/14
II	IV.B.6.a.	Community Outreach Representative Reporting	11/14/14
II	V.H.2.h. and i.	CHCUP Reporting	1/15/15 for unaudited 9/30/15 for audited
II	V.H.7.	Emergency Services Claims Processing	8/31/15
II	V.H.10.	Hospital Services – Inpatient Claims Processing	8/31/15
II	V.H.12.	Hospital Services – Ancillary Services Processing	8/31/15
II	V.H.14.	Immunization Claims Processing	8/31/15
II	V.H.16.	Prescribed Drug Services Claims Processing Rebate Issue Resolution Requirements	8/31/15
II	V.H.16.l	Prescribed Drug Services Rebate Issue Resolution Requirements	8/31/15
II	V.H.16.f.(1)	Hernandez Settlement Agreement Ombudsman Log	10/15/14
II	V.H.16.f.(3)(e)	Hernandez Settlement Agreement Survey Reporting	8/01/14
II	V.H.18.	Emergency Shelter/Foster Care Program Physical Screening Claims Processing	8/31/15
II	V.H.23.	Affordable Care Act Primary Care Services Fee Increase Claims Processing	8/31/15 or earlier if attestation received stating all claims have been settled.
II	VI.C.1.	Behavioral Health Inpatient Hospital Services Claims Processing	8/31/15
II	VI.C.3.	Emergency Behavioral Health Services Claims Processing	8/31/15

AHCA Contract No. FA971, Amendment No. 9, Page 2 of 7

Contract Attachment	Contract Attachment Section Cite	Contract Cite Scope	Cite End Date of Requirement or Date of Submission of Last Report
II	VI.D.6.	Behavioral Health Transition Plan Claims Processing	8/31/15
II	VI.O.	Behavioral Health Annual 80/20 Expenditure Report (Non-Reform)	Annual – 4/01/15
II	VII.B.3.	Public Health Provider Claims Processing	8/31/15
II	VII.I.4.e.	Provider Call Center Automated System – Relative to Claims Processing	8/31/15
II	VIII.A.7.	Critical Incident Report and Code 15 Reporting	8/15/14
II	VIII.A.7.	Critical Incident Report Summary	8/15/14
II	VIII.B.1.	Utilization Management Relative to Claims Processing	8/31/15
II	IX	Grievance and Appeal Processing for Grievances and Appeals Submitted for Dates of Service While the Recipient Was Enrolled with the Health Plan	8/31/15 or until no outstanding grievances and appeals exist, whichever comes first
II	IX.A.7.	Grievance and Appeal Reporting	8/31/15 or until no outstanding grievances and appeals exist, whichever comes first
II	X.A.4.	Encounter Data Staffing	9/30/15
II	X.B.2.a.	Minimum Staffing Requirements Related to Contract Manager, Data Processing and Data Reporting Coordinator, Compliance Officer and Claims/Encounter Manager	8/31/15; however, full-time requirement and exclusivity requirements do not apply
II	X.C.	Claims Processing	8/31/15
II	X.C.7.	Claims Aging Report	9/14/15 or earlier – if attestation received stating that all claims have been settled.
II	X.D.	Encounter Data Processing	9/30/15
II	X.E.5.b. & 8.b.	Fraud and Abuse Anti-Fraud Plan	9/01/14
II	X.E.8.a.	Quarterly Fraud and Abuse Activity Report	10/15/14

AHCA Contract No. FA971, Amendment No. 9, Page 3 of 7

Contract Attachment	Contract Attachment Section Cite	Contract Cite Scope	Cite End Date of Requirement or Date of Submission of Last Report
II	X.E.10.	Annual Fraud and Abuse Activity Report	9/01/14
II	X.E.11.	Notification to the Department of Health and Human Services Office of the Inspector General and to MPI of Persons Meeting Specified Contract Criteria	Notify DHHS OIG and MPI within ten (10) business days of discovery
II	XII.B.1. Table 1	Audited Annual and Unaudited Quarterly Financial Reports	Annual – 4/01/15 Quarterly – through 11/14/15 or earlier – if attestation received stating that all claims have been settled.
II	XII.B.1. Table 1	Behavioral Health Annual 80/20 Expenditure Report (non-Reform)	Annual – 4/01/15 Reconciled IBNR report (Non-Reform Health Plans, if applicable,) should be filed on 2/1/2015 for CY 2013 and 2/1/2016 for CY 2014.
II	XII.B.1. Table 1	CHCUP (CMS-416) & FL 60% Screening (Child Health Check Up report)	1/15/15 for unaudited 9/30/15 audited
II	XII.B.1. Table 1	Claims Aging Report & Supplemental Filing Report	Quarterly – 9/14/15 or earlier – if attestation received stating that all claims have been settled.
II	XII.B.1. Table 1	Code 15 – Critical Incident Report	8/15/14
II	XII.B.1. Table 1	Complaints, Grievance, and Appeals Report	Quarterly – 8/31/15 or earlier – if attestation received stating that all outstanding grievances and appeals have been processed
II	XII.B.1. Table 1	Critical Incident Report	8/15/14
II	XII.B.1. Table 1	Critical Incident Report Summary	8/15/14
II	XII.B.1. Table 1	Hernandez Settlement Agreement Ombudsman Log	10/15/14
II	XII.B.1. Table 1	Hernandez Settlement Agreement Survey	8/01/14
II	XII.B.1. Table 1	Insolvency Protection Multiple Signatures Agreement Form	If there is a change in signatories

AHCA Contract No. FA971, Amendment No. 9, Page 4 of 7

Contract Attachment	Contract Attachment Section Cite	Contract Cite Scope	Cite End Date of Requirement or Date of Submission of Last Report
II	XII.B.1. Table 1	MPI – Annual Fraud & Abuse Activity Report	9/01/14
II	XII.B.1. Table 1	MPI – Quarterly Fraud & Abuse Activity Report	10/15/14
II	XII.B.1. Table 1	MPI – Suspected/Confirmed Fraud & Abuse Reporting	Within fifteen (15) calendar days of detection
II	XII.B.1. Table 1	Performance Measures	7/01/14
II	XII.B.1. Table 1	Quarterly and Annual Medical Loss Ratio Reports (Reform Only)	Annual – 1/30/15 Quarterly – 4/30/15
II	XII.B.1. Table 1	Subcontractors and Affiliates Report	10/15/14
II	XII.B.1. Table 1	ACA Physician Fee Increase Quarterly Report (third and fourth quarter 2013 and each quarter of 2014)	8/31/15 or earlier if attestation received stating all claims have been settled
II	XIV.	Sanctions	8/31/15
II	XV.H.	Third Party Creditable Coverage Notice to Agency’s Third Party Liability Vendor	9/14/15 or earlier – if attestation received stating that all claims have been settled.
II	XV.J.	Financial Reporting	Annual – 4/01/15 Quarterly – 11/14/15 or earlier – if attestation received stating that all claims have been settled.
II	XVI.H.	Damages for Failure to Meet Contract Requirements	8/31/15
II	XVI.Q.	Encounter Data Submission	9/30/15
II	XVI.V.1., 2. and 3.	Ownership and Management Disclosure	8/31/15
II	XVII.	Liquidated Damages	8/31/15
II Exhibits	III.B.	Newborn Enrollment (FFS PSNs Only)	10/31/14
II Exhibits	IV.A.15.	Enhanced Benefit Program (Reform Only)	10/10/14
II Exhibits	X.C.	Claims Payment (Capitated Health Plans Only)	8/31/15

AHCA Contract No. FA971, Amendment No. 9, Page 5 of 7

Contract Attachment	Contract Attachment Section Cite	Contract Cite Scope	Cite End Date of Requirement or Date of Submission of Last Report
II Exhibits	X.C.	Claims Payment (FFS Health Plans Only)	8/31/15
II Exhibits	X.C.	Claims Aging Reporting (FFS PSNs Capitated for Behavioral Health Services and/or Approved to Subcapitate for Services)	Quarterly – 9/15/15 or earlier – if attestation received stating that all claims have been settled.
II Exhibits	X.C.	Claims Payment (FFS PSNs Approved to Subcapitate for Services)	8/31/15
II Exhibits	XIII.C.	Kick Payments (Reform Capitated Health Plans Only)	8/31/15
II Exhibits	XIII.A. - F.	Reconciliation (FFS Health Plans Only)	12/01/15
II Exhibits	XIII.	Reconciliation Refunds (FFS PSNs Approved to Subcapitate for Services)	12/01/15
II Exhibits	XIII.	Reconciliation Refunds (Safety-Net Hospital Based FFS PSNs Only)	12/01/15
II Exhibits	XV.A.	Insolvency Protection (Capitated Health Plans and FFS PSNs Approved to Subcapitate or Are Capitated for Behavioral Health Services)	Until receipt of proof of satisfaction of all outstanding obligations incurred under the Contract

5.	Attachment II, Core Contract Provisions, Section XVI, Terms and Conditions, Item HH., Communications is hereby included as follows:

HH.
Notwithstanding any term or condition of this Contract to the contrary, the Health Plan bears sole responsibility for ensuring that its performance of this Contract (and that of its’ subcontractors related to this Contract) fully complies with all state and federal law governing the monitoring, interception, recording, use or disclosure of wire, oral or electronic communications, including but not limited to the Florida Security of Communications Act, §§ 934.01, et seq., F.S., and the Electronic Communications Privacy Act, 18 U.S.C. § 2510 et seq. (hereafter, collectively, “Communication Privacy Laws”). Prior to intercepting, recording or monitoring any communications which are subject to Communication Privacy Laws, the Health Plan must: (1) submit a plan which specifies in detail the manner in which the Health Plan (and its’ subcontractors related to this contract) will ensure that such actions are in full compliance with Communication Privacy Laws (the “Privacy Compliance Plan”); and (2) obtain written approval, signed and stamped by the Agency Contract Manager, approving the Privacy Compliance Plan. No modifications to an approved Privacy Compliance Plan may be implemented by the Health Plan unless an amended Privacy Compliance Plan is submitted to the Agency, and written approval

AHCA Contract No. FA971, Amendment No. 9, Page 6 of 7

of the amended Privacy Compliance Plan is signed and notarized by the Agency Contract Manager. Agency approval of the Health Plan’s Privacy Compliance Plan in no way constitutes a representation by the Agency that the Compliance Plan is in full compliance with applicable Communication Privacy Laws, or otherwise shifts or diminishes the Health Plan’s sole burden to ensure full compliance with applicable Communication Privacy Laws in all aspects of the Health Plan’s performance of this Contract. Violation of this term may result in sanctions to include termination of the contract and/or liquidated damages.
Unless otherwise stated, this Amendment shall be effective upon execution by both Parties.
All provisions not in conflict with this Amendment are still in effect and are to be performed at the level specified in this Contract.
This Amendment and all its attachments are hereby made part of this Contract.
This Amendment cannot be executed unless all previous amendments to this Contract have been fully executed.
IN WITNESS WHEREOF, the Parties hereto have caused this ten (10) page Amendment (including all attachments) to be executed by their officials thereunto duly authorized.

WELLCARE OF FLORIDA, INC., D/B/A		STATE OF FLORIDA, AGENCY FOR
STAYWELL HEALTH PLAN OF FLORIDA		HEALTH CARE ADMINISTRATION

SIGNED		SIGNED
BY:	/s/ Gregg MacDonald	BY:	/s/ Elizabeth Dudek

NAME:	Gregg MacDonald	NAME:	Elizabeth Dudek

TITLE:	Region President	TITLE:	Secretary

DATE:	12-29-2014	DATE:	1/8/15

List of Attachments/Exhibits included as part of this Amendment:

Specify
Type	Number	Description
Attachment I	Exhibit 2-R	Medicaid Reform HMO Capitation Rates, Effective September 1, 2013 – August 31, 2014 (90113) (2 Pages)

REMAINDER OF PAGE INTENTIONALLY BLANK

AHCA Contract No. FA971, Amendment No. 9, Page 7 of 7

EXHIBIT 2-R
September 1, 2013 – August 31, 2014 HMO RATES (90113)
(MEDICAID Reform HMO CAPITATION RATES)
By Area, Age and Eligibility Category

TABLE 1:	COMPREHENSIVE COMPONENT AND CATASTROPHIC COMPONENT CAPITATION RATES

Effective September 1, 2013 – August 31, 2014
ESTIMATED HEALTH PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS

	AREA 4	AREA 10
Eligibility Category: Children and Families
Month 0-2 All	$1,254.43	$1,290.08
Month 3-11 All	$202.78	$208.54
1-5 All	$147.67	$142.05
6-13 All	$147.67	$142.05
14-20 Female	$147.67	$142.05
14-20 Male	$147.67	$142.05
21-54 Female	$147.67	$142.05
21-54 Male	$147.67	$142.05
55+ All	$147.67	$142.05
Eligibility Category: Aged and Disabled
Month 0-2 All	$25,030.37	$25,626.47
Month 3-11 All	$3,918.32	$4,011.64
1-5 All	$891.10	$945.83
6-13 All	$891.10	$945.83
14-20 All	$891.10	$945.83
21-54 All	$891.10	$945.83
55+ All	$891.10	$945.83
Eligibility Category: Aged and Disabled with Medicare Parts A & B
Under Age 65	$175.41	$152.49
Age 65 and Over	$124.04	$107.83
Eligibility Category: Aged and Disabled with Medicare Part B Only
All Ages	$372.25	$372.66
Population: HIV/AIDS Specialty Population
No Medicare HIV	$2,181.02	$3,317.61
No Medicare AIDS	$3,005.04	$3,825.06
Medicare HIV	$228.70	$235.50
Medicare AIDS	$194.36	$199.91

AHCA Contract No. FA971, Attachment I, Exhibit 2-R (90113), Page 1 of 2

TABLE 2:	KICK PAYMENT AMOUNTS FOR COVERED OBSTETRICAL DELIVERY SERVICES

Effective September 1, 2013 – August 31, 2014

CPT Code	Obstetrical Delivery CPT Code Description	Area 4	Area 10
59409	Vaginal delivery only	$4,125.39	$4,071.76
59410	Vaginal delivery including postpartum care
59515	Cesarean delivery including postpartum care
59612	Vaginal delivery only, after previous cesarean delivery
59614	Vaginal delivery only, after previous cesarean delivery including postpartum care
59622	Cesarean delivery only, following attempted vaginal delivery after previous cesarean delivery inc postpartum care

TABLE 3:	KICK PAYMENT AMOUNTS FOR COVERED TRANSPLANT SERVICES

Effective September 1, 2013 – August 31, 2014

CPT Code	Transplant CPT Code Description	Children/Adolescents or Adult	All Areas
32851	Lung single, without bypass	Children/Adolescents	$320,800.00
32851	Lung single, without bypass	Adult	$238,000.00
32852	Lung single, with bypass	Children/Adolescents	$320,800.00
32852	Lung single, with bypass	Adult	$238,000.00
32853	Lung double, without bypass	Children/Adolescents	$320,800.00
32853	Lung double, without bypass	Adult	$238,000.00
32854	Lung double, with bypass	Children/Adolescents	$320,800.00
32854	Lung double, with bypass	Adult	$238,000.00
33945	Heart transplant with or without recipient cardiectomy	All Age Groups	$162,000.00
47135	Liver, allotransplation, orthotopic, partial or whole from cadaver or living donor	All Age Groups	$122,600.00
47136	Liver, heterotopic, partial or whole from cadaver or living donor any age	All Age Groups	$122,600.00

AHCA Contract No. FA971, Attachment I, Exhibit 2-R (90113), Page 2 of 2